Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	May 5, 2015
Butler National Corporation Announces Lear 60 Special Mission Aircraft STC

OLATHE, KANSAS, May 5, 2015, - Butler National Corporation (OTC Pink: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups including the gaming industry, announces that its subsidiary, Avcon Industries, Inc., has received Federal Aviation Administration ("FAA") approval of the addition of internal under wing mounting hardware for external stores, also known as hardpoints, on the Lear Model 60.
The FAA Supplemental Type Certificate ("STC") approval, STC Number ST01783WE, allows the mounting of the provisions for external stores in the wing of the Learjet Model 60, among other Learjet models.
Mr. Clark Stewart, President and Chief Executive Officer of Butler National Corporation said, "We are pleased to complete work on the initial Special Mission STC.  We are reviewing the various options for using the Learjet Model 60 as a Special Mission Aircraft.  The Learjet 60 features one of the most robust business aviation wing designs, the Learjet 'Longhorn Wing'.  Avcon has received multiple customer requests to develop the Learjet 60 as a suitable platform for the Special Mission work known as ISR – Intelligence, Surveillance and Reconnaissance.  ISR equipment may include provisions for sensors in electronic pods like ELINT (Electronic Intelligence, SIGINT (Signals Intelligence), integrated SAR (Synthetic Aperture Radar)/GMTI (Ground Moving Target Indicator), forward looking EO/IR (Electro Optical Infra-Red), small surveillance radar sensors, ECM (Electronic Countermeasures) and various types of target towing equipment.(reeling machines with target towing capabilities)."

"We are interested in potential customer feedback as we move forward with our evaluations of the Learjet 60 ISR/Special Mission options.  We invite all interested customers to contact Aric Peters, Avcon Special Mission Customer Support/Marketing Director, at 913-780-9595 with any particular features or functionality that may be desired or should be considered in the go-forward evaluations." added Mr. Stewart.

Our Business:
Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595
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